Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events

Note 26 — Subsequent Events

The Company evaluated all events and transactions that occurred after March 31, 2026, which is the date the consolidated financial statements to be issued, and concluded that other than the events disclosed below and elsewhere, there is no other subsequent event occurred that would require recognition or disclosure in the Company’s consolidated financial statements.

On April 9, 2026, in connection with the share purchase agreement with an accredit investor (Note 6), GCL Global Limited, a subsidiary of the Company, sold 306,250 Series B Preferred Shares of Nekcom for a consideration of $1,000,000. The legal transfer of the 306,250 Series B Preferred Shares (representing the 0.5% equity interest of Nekcom) to the accredited investor was completed on May 26, 2026. Upon successful launch of the game Showa American Story, the buyer has the option to sell all or any portion of the Series B Preferred Shares to GCL Global Limited at two times of the purchase price. If the game Showa American Story is not launched on or before June 30, 2028, the buyer has the option to sell the Series B Preferred Shares to GCL Global Limited at original purchase consideration plus compound interest accrued at 10% per annum.

On April 28, 2026, the Company redeemed, in part, the then-outstanding Senior Unsecured Notes for approximately $3.18 million pursuant to the terms of the Senior Unsecured Notes. The Parties also entered into that certain Amendment, Waiver and Exchange Agreement (the “Exchange Agreement”), pursuant to which, the remaining balance of the Senior Unsecured Notes was exchanged for a warrant to purchase 1,125,000 ordinary shares of the Company at an initial exercise price of $8.00 per share, subject to full-ratchet anti-dilution adjustments and other price protections in the event of, among other things, a reverse stock split or share combination (the “April 2026 Warrant”) in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The Parties have also agreed to, among other things, waive any right to consummate any Additional Closing or cause the Company to issue Additional Notes, pursuant to the terms of the Senior Unsecured Notes.

In April 2026, 4Divinity SG issued the related ordinary shares in connection with the $10,000,000 share subscription payable recorded as of March 31, 2026, thereby completing the share subscription (Note 15).

On April 30, 2026, the Company incorporated Shenfang Universe (Shanghai) Technology Co., Ltd. (“Shenfang Shanghai”), an indirect wholly owned subsidiary organized under the laws of the People’s Republic of China (“PRC”). Shenfang Shanghai was established to facilitate anticipated business activities and future commercial operations in the Shanghai region.

On June 22, 2026, the Company incorporated Shenfang Interactive (Hangzhou) Technology Co., Ltd. (“Shenfang Hangzhou”), an indirect wholly owned subsidiary organized under the laws of the PRC. Shenfang Hangzhou was established to facilitate anticipated business activities and future commercial operations in the Hangzhou region.

In July 2026, 4Divinity SG entered into an additional share subscription agreement with an accredited investor for the issuance of 2,571,429 ordinary shares at $3.50 per share for aggregate consideration of $9,000,000. The subscription proceeds were received and the related shares were issued in July 2026.